Loss per Common Share	6 Months Ended
Jun. 30, 2022
Loss per Common Share [Abstract]
Loss per Common Share	6. Loss per Common Share

Basic loss per common share is determined based on the weighted-average number of common shares outstanding during each period. Diluted loss per common share is the same as basic loss per common share as all common share equivalents are excluded from the calculation, as their effect is anti-dilutive.

We have shares underlying outstanding options, warrants, and convertible notes that were excluded from the computation of diluted loss per share as their effect would have been anti-dilutive. These common share equivalents at June 30, 2022 and 2021 were as follows (in thousands):

	June 30,
	2022	2021
Options outstanding	22,730	24,425
Warrants outstanding	10,346	9,819
Shares underlying convertible notes	30,753	21,957
	63,829	56,201